UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date Of Earliest Event Reported): August 20, 2003


                          ADC TELECOMMUNICATIONS, Inc.
             (Exact name of registrant as specified in its charter)


Minnesota                               0-1424                    41-0743912
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation)                                              Identification No.)


              13625 Technology Drive, Eden Prairie, Minnesota 55344 (Address of principal executive offices, including zip code)

                                 (952) 938-8080
              (Registrant's telephone number, including area code)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits.

           Exhibit 99.1:   Press Release dated August 20, 2003.


Item 9.   Regulation FD Disclosure

ADC Telecommunications, Inc. has reported its 3rd quarter 2003 financial results. The Company's press release dated August 20, 2003 announcing the results is attached hereto as Exhibit 99.1.


Item 12. Results of Operations and Financial Condition

ADC Telecommunications, Inc. has reported its 3rd quarter 2003 financial results. The Company's press release dated August 20, 2003 announcing the results is attached hereto as Exhibit 99.1.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          ADC TELECOMMUNICATIONS, INC.
                              (Registrant)



Date:  August 20, 2003      By:   /s/ Robert E. Switz
                                  ----------------------------------------------
                                  Robert E. Switz
                                  President, Chief Executive Officer and
                                  Chief Financial Officer




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                          ADC TELECOMMUNCIATIONS, INC.
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------

      99.1                 Press Release dated August 20, 2003